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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 1998
                               (September 9, 1998)



                     CHILDREN'S COMPREHENSIVE SERVICES, INC.
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             (Exact name of registrant as specified in its charter)



           Tennessee                   0-16162                 62-1240866
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                     Identification No.)


3401 West End Avenue, Suite 500, Nashville, Tennessee             37203
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     (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (615) 383-0376




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          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 9, 1998, Children's Comprehensive Services, Inc. (the "Registrant") completed a merger transaction in which CCS Merger Sub, Inc., the Registrant's wholly-owned subsidiary, merged with and into Ameris Health Systems, Inc. ("Ameris") and Ameris became a wholly-owned subsidiary of the Registrant. Based in Nashville, Tennessee, Ameris, through its wholly-owned subsidiary, American Clinical Schools, Inc., operates residential juvenile sex offender programs in Tennessee and Alabama with an aggregate capacity of 168 licensed beds. In addition, Ameris has 60 beds under development in Pennsylvania. Ameris, through subsidiaries, owns two residential facilities in Tennessee and Alabama which are approximately 40,000 square feet and 38,000 square feet, respectively, and has leases for residential facilities in Coatesville, Pennsylvania and in Clarksville, Tennessee. The Registrant intends to continue the operations of Ameris and the use of its facilities to strengthen the Registrant's continuum of services to at risk and troubled children.

         The aggregate consideration paid to Ameris shareholders consisted of approximately $12,500,000 in cash and assumption of liabilities. Of the $12,500,000, approximately $3,225,000 was deposited in escrow to cover certain offsets and contingencies. The aggregate consideration paid in connection with the acquisition was determined based upon arm's length negotiations among the parties.

         The source of funds for the cash consideration paid to the Ameris shareholders was from the Registrant's cash balances.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) and (b) Financial Statements of Businesses Acquired and Pro Forma Financial Information.

         To be filed by amendment. The Registrant believes that (i) it is impractical prior to the filing of this Form 8-K to complete preparation of the financial statements required to be filed pursuant to Rule 3-05 of Regulation S-X and the pro forma financial information to be filed pursuant to Article 11 of Regulation S-X, and (ii) such information will be available, and will be filed by the Registrant with the Commission as promptly as practicable, within sixty days after this Form 8-K is required to be filed.

         (c) Exhibits.

         2.1 Agreement and Plan of Merger, dated as of September 9, 1998, among Children's Comprehensive Services, Inc., CCS Merger Sub, Inc. and Ameris Health Systems, Inc. (as directed by Item 601 (b)(2) of Regulation S-X, certain schedules and exhibits to this document are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request)

         99  September 10, 1998 Press Release


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CHILDREN'S COMPREHENSIVE SERVICES, INC.


Date:    September 24, 1998            By:  /s/ Donald B. Whitfield
                                           ------------------------------------
                                               Donald B. Whitfield
                                               Vice President of Finance and
                                               Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.
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

2.1      Agreement and Plan of Merger, dated as of September 9, 1998, among
         Children's Comprehensive Services, Inc., CCS Merger Sub, Inc. and
         Ameris Health Systems, Inc. (as directed by Item 601 (b)(2) of
         Regulation S-X, certain schedules and exhibits to this document are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request)

99       September 10, 1998 Press Release

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